Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

 THIS REGISTRATION RIGHTS AGREEMENT (the “Agreement”) is entered into this          day of September 2006, by and among ZONE MINING LIMITED, a Delaware corporation (the “Company”), and each of the shareholders set forth on the signature pages hereto (each, a “Shareholder” and collectively, the “Shareholders”).

RECITALS

WHEREAS, the Company, ZM Acquisition Corp., a Delaware corporation (“Merger Sub”), Driveitaway Inc., a Delaware corporation (“DIA”), Stonewell Partners LLP, the principal shareholder of DIA, are parties to that certain Agreement and Plan of Merger dated September ____, 2006 (the “Merger Agreement”);

WHEREAS, pursuant to Article I of the Merger Agreement, the parties to the Merger Agreement contemplate the merger of Merger Sub with and into DIA (the “Merger”), with DIA as the surviving company; and

WHEREAS, in connection with the consummation of the Merger, the parties desire to enter into this Agreement in order to grant registration rights to the Shareholders as set forth below.

NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, the parties agree hereto as follows:

1.	General. For the purpose of this Agreement, the following definitions shall apply:

1.1. “Common Stock” shall mean shares of common stock, $.00001 par value per share, of the Company.

1.2. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, as the same shall be in effect at the time.

1.3. “Lock Up Termination Date” shall have the meaning set forth in Section 3 hereof.

1.4. “Person” shall mean an individual, partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

1.5. “Register,” “registered,” and “registration” shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document by the SEC.

1.6. “Registration Statement” shall mean any registration statement of the Company filed with the SEC pursuant to the provisions of Section 2.1 of this Agreement, which covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including any pre- and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

1.7. “Restricted Stock” shall mean (i) the shares of Common Stock issuable to the Shareholders under Section 1.2(b) of the Merger Agreement; and (ii) any additional shares of Common Stock issued or issuable in respect of any of the foregoing securities, by way of a stock dividend or stock split; provided that as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, (y) such securities are permitted to be transferred pursuant to Rule 144 (or any successor provision to such rule) under the Securities Act without restriction as to volume or (z) such securities are otherwise freely transferable to the public without further registration under the Securities Act.

1.8. “SEC” or “Commission” shall mean the Securities and Exchange Commission.

1.9. “Securities Act” shall mean the Securities Act of 1933, as amended, as the same shall be in effect at the time.

1.10.“Selling Shareholders” shall mean each Shareholder and their respective successors and assigns whose shares are included or requested to be included in a Registration Statement.

2.	Registration Rights. Each Shareholder shall be entitled to the rights and subject to the obligations set forth below:

2.1. Registration of the Shares.

(a) The Company shall notify all Shareholders in writing at least ten (10) days prior to the filing of any registration statement under the Securities Act for purposes of registering securities of the Company, excluding registration statements on SEC Forms S-4, S-8 or any similar or successor forms, and will afford each such Shareholder an opportunity to include in such registration statement all or part of such Restricted Stock held by such Shareholder. Each Shareholder desiring to include in any such registration statement all or any part of the Restricted Stock held by it shall, within ten (10) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Restricted Stock by such Shareholder. If a Shareholder decides not to include all of its Restricted Stock in such registration statement, such Shareholder shall nevertheless continue to have the right to include any Restricted Stock in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Company may, without the consent of the Shareholders, withdraw such registration statement prior to its becoming effective if the proposal to register the securities proposed to be registered thereby is abandoned.

(b)  In the event that any registration pursuant to Section 2.1(a) shall be, in whole or in part, an underwritten public offering of Common Stock on behalf of the Company, all Shareholders proposing to distribute their Restricted Stock through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. If the managing underwriter thereof advises the Company in writing that in its opinion the number of securities requested to be included in such registration exceeds the number which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, securities held by person with demand or mandatory registration rights and (iii) third, the Restricted Stock and any other securities eligible and requested to be included in such registration to the extent that the number of shares to be registered under this clause (iii) will not, in the opinion of the managing underwriter, adversely affect the offering of the securities pursuant to clause (i) or (ii). In such a case, shares shall be registered pro rata among the holders of such Restricted Stock and other securities on the basis of the number of shares eligible for registration that are owned by all such holders and requested to be included in such registration.

(c) Notwithstanding anything to the contrary contained herein, the Company's obligation in Sections 2.1(a) and 2.1(b) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock.

(d) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2.1 prior to the effectiveness of such registration without thereby incurring liability to the holders of the Restricted Stock, regardless of whether any Shareholder has elected to include securities in such registration. The Registration Expenses (as defined in Section 2.4) of such withdrawn registration shall be borne by the Company in accordance with Section 2.4 hereof.

2.2. Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Company shall:

(a) prepare and file with the SEC a Registration Statement with respect to the Restricted Stock in the manner set forth in Section 2.1 hereof and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the earlier of (i) the sale of all shares of Restricted Stock covered thereby, (ii) the availability under Rule 144 for the Selling Shareholder to immediately, freely resell without restriction all Restricted Stock covered thereby, or (iii) two (2) years from the date of this Agreement;

(b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 2.2(a) above and to comply with the provisions of the Securities Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

(c) furnish to the Selling Shareholders such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

(d) use its reasonable best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Shareholder shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Selling Shareholder participating in such underwriting shall also enter into and perform its obligations under such an agreement, as described in Section 2.1(b);

(f) immediately notify each Selling Shareholder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

(g) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

(h) use its reasonable best efforts to list the Restricted Stock covered by such Registration Statement on each exchange or automated quotation system on which similar securities issued by the Company are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);

(i) notify each Selling Shareholder of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

(j) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.

2.3. Delay of Registration.  No Selling Shareholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

2.4 Expenses.

(a) For the purposes of this Section 2.4, the term “Registration Expenses” shall mean: all expenses incurred by the Company in complying with Section 2.1 and 2.2 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees under state securities laws, fees of the National Association of Securities Dealers, Inc. (“NASD”), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term “Selling Expenses” shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of such sale.

(b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with any Registration Statement filed pursuant to Section 2.1 of this Agreement. All Selling Expenses in connection with any Registration Statement filed pursuant to Section 2.1 of this Agreement shall be borne by the Selling Shareholders pro rata on the basis of the number of shares registered by each Selling Shareholder whose shares of Restricted Stock are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

2.5. Obligations of the Selling Shareholders.

(a) In connection with each registration hereunder, each Selling Shareholder will furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Shareholder's Restricted Stock in the Registration Statement. Each Selling Shareholder shall also promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

(b) In connection with the filing of the Registration Statement, each Selling Shareholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

(c) In connection with each registration pursuant to this Agreement, each Selling Shareholder agrees that it will not effect sales of any Restricted Stock pursuant to the Registration Statement until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales pursuant to the Registration Statement after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Shareholder shall discontinue sales of Restricted Stock pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Restricted Stock covered by such Registration Statement that remains unsold, and each Selling Shareholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

2.6. Information Blackout and Holdbacks.

(a) At any time when a Registration Statement effected pursuant to Section 2.1 is effective, upon written notice from the Company to a Selling Shareholder that the Company has determined in good faith that the sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, such Selling Shareholder shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies the Selling Shareholders that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed.

(b) Notwithstanding any other provision of this Agreement, in the event that the Company undertakes a primary offering of shares of its unissued Common Stock, which may also include other securities, excluding a primary offering related to an employee benefit plan (a “Primary Offering”), in which all of the shares of Restricted Stock are not included, each Shareholder shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale of, any Common Stock (or other securities) of the Company held by such Shareholder (except for shares included in the Primary Offering), during the thirty (30) days prior to the commencement of any such Primary Offering and ending one hundred fifty (150) days after completion of any such Primary Offering, unless the Company, in the case of a non-underwritten Primary Offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agrees in writing. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred fifty (150) day period.

2.7. Indemnification.

(a) To the extent permitted by law, the Company shall indemnify, each Selling Shareholder, such Selling Shareholder’s respective partners, officers, directors, underwriters and each Person who controls any Selling Shareholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by (i) any untrue statement of or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) any omission of or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement (“Violations”); provided, however, that the indemnity agreement contained in this Section 2.7(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Selling Shareholder, partner, officer, director, underwriter or controlling person of such Selling Shareholder, occurs as a result of any failure to deliver a copy of the prospectus or any amendment or supplement thereto relating to such Registration Statement, or occurs as a result of any disposition of the Restricted Stock in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement.

(b) To the extent permitted by law, each Selling Shareholder shall indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Selling Shareholder selling securities under such registration statement or any of such other Selling Shareholder’s partners, directors or officers or any person who controls such Selling Shareholder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Selling Shareholder, or partner, director, officer or controlling person of such other Selling Shareholder, may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation (i) occurs in reliance upon and in conformity with written information furnished by such Selling Shareholder to the Company for use in connection with such registration, (ii) occurs as a result of any failure of such Selling Shareholder to deliver a copy of the prospectus or any supplement relating to such Registration Statement, or (iii) occurs as a result of any disposition of the Restricted Stock by such Selling Shareholder in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

(d)  If the indemnification provided for in this Section 2.7 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) described in Section 2.7(a) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Selling Shareholder hereunder exceed the net proceeds from the offering received by such Selling Shareholder.

(e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

3.	Lock-Up.

Notwithstanding any other provision of this Agreement, commencing on the date hereof and terminating on the earlier of (i) one (1) year from the date hereof or (ii) such time as the last sales price or closing price, as applicable, and the daily trading volume of the Common Stock, in each case as reported on the principal market or exchange on which such shares are then listed, equals or exceeds $2.00 per share and 75,000 shares, respectively, for thirty (30) consecutive trading days (the “Lock Up Termination Date”), each Shareholder shall not, without the prior written approval of the Company, directly or indirectly (A) offer for sale, sell, or contract to sell, sell, offer to sell, or contract to sell any option, warrant, right, or contract to purchase, purchase, offer to purchase, or contract to purchase any option, warrant, right, or contract to sell, grant any option, right or warrant to purchase, lend, pledge, hypothecate or otherwise transfer or dispose of, directly or indirectly, any of the Restricted Stock or (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of the Restricted Stock, whether any of the transactions described in clause (A) or (B) above is to be settled by delivery of Restricted Stock, cash or otherwise. The Company shall provide notice to each Shareholder of the Lock Up Termination Date within five (5) days after the Lock Up Termination Date. The Company will take such steps as may be necessary to enforce the foregoing provisions and restrict the sale or transfer of the Restricted Stock as provided herein including, but not limited to, placing a legend on all certificates evidencing the Restricted Stock reflecting the forgoing restrictions and notifying its transfer agent to place stop transfer instructions reflecting the foregoing restrictions on the Company’s stock transfer records.

4.	Miscellaneous.

4.1. Governing Law. This Agreement shall be governed by and construed under the laws of the State of Delaware as applied to agreements among Delaware residents entered into and to be performed entirely within Delaware.

4.2. Survival. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Shareholder and the closing of the transactions contemplated hereby.

4.3. Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Restricted Securities from time to time; provided, however, that prior to the receipt by the Company of adequate written notice of the transfer of any Restricted Securities specifying the full name and address of the transferee, the Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes.

4.4. Entire Agreement. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

4.5. Severability. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

4.6. Amendment and Waiver.

(a) Except as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the Shareholders holding a majority of the shares of Restricted Stock; provided, however, that no such amendment having a disproportionately adverse effect on any Shareholder in relation to the other Shareholders may be made without consent of such Shareholder.

(b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Shareholders under this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the holders of a majority of the shares of Restricted Stock (determined on an as-converted to Common Stock basis).

(c) Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Shareholder and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Shareholders, or agree to accept alternatives to such performance, without obtaining the consent of any Shareholder.

4.7. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address set forth on the signature page or at such other address as such party may designate by advance written notice to the other parties hereto.

4.8. Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

4.9. Counterparts. This Agreement may be executed in two or more counterparts and delivered via facsimile, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, each of the parties has executed or caused this Agreement to be executed as of the date first above written.

ZONE MINING LIMITED

By:
Stephen P. Harrington President

[Signature Page to Registration Rights Agreement]

SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

By execution and delivery of this signature page, the undersigned hereby agrees to become a Shareholder, as defined in that certain Registration Rights Agreement (“Registration Rights Agreement”) by and among Zone Mining Limited, a Nevada corporation (the “Company”), and the Shareholders (as defined therein) dated as of September ___, 2006, acknowledges having read the Registration Rights Agreement and hereby agrees to become a party to the Registration Rights Agreement as a “Shareholder” thereunder and authorizes the signature page to be attached to the Registration Rights Agreement or counterparts thereof.

Executed in counterpart, as of the date set forth below.

SHAREHOLDER

By:
Name of Purchaser

Address:

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